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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                 June 18, 1996
                Date of Report (Date of earliest event reported)


                                  XIRCOM, INC.
             (Exact name of registrant as specified in its charter)


    California                       0-19856                     95-4421884
- -----------------               ----------------             -------------------
 (State or other                (Commission File               (I.R.S.Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)



                          2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)

                                 (805) 376-9300
              (Registrant's telephone number, including area code)


                                 Not Applicable

             (Former name or address, if change since last report)
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Item 5.  Other Events.

         The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on June 18, 1996 regarding a management buy out. A copy of the press release is filed herewith as Exhibit 20.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               20.1  -   Press Release dated June 18, 1996





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XIRCOM, INC.



Dated:  June 25, 1996                   By: /s/ RANDALL H. HOLLIDAY
                                            -----------------------------
                                            Randall H. Holliday
                                            Secretary and General Counsel





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                     DESCRIPTION
- -------                    -----------
20.1             Press Release dated June 18, 1996